UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 13, 2015

India Globalization Capital, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-32830	20-2760393
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4336 Montgomery Ave. Bethesda, Maryland	20814
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 983-0998

N/A
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K
India Globalization Capital, Inc.

February 13, 2015

Item 8.01.	Other Events.

On February 13, 2015, India Globalization Capital (the “Company”) distributed a press release to announce its financial results for the third quarter ended December 31, 2014, ("fiscal Q3 2015") for the fiscal year that ends March 31, 2015.

            A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this current report.

Exhibit No.Exhibit Description

99.1         Press Release issued by India Globalization Capital, Inc. on February 13, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDIA GLOBALIZATION CAPITAL, INC.

Dated: February 17, 2015	By:	/s/ Ram Mukunda
Name: Ram Mukunda
Title: Chief Executive Officer and President